SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the securities Exchange Act

                               October 31, 2000
                                Date of Report
                      (Date of Earliest Event Reported)

                                 LOGIO, INC.
            (Exact Name of Registrant as Specified in its Charter)

                        405 East 12450 South, Suite B
                              Draper, Utah 84020
                   (Address of principal executive offices)

                                (801) 816-9904
                        Registrant's telephone number

          NEVADA                  000-24753               84-1370590
   (State or other       (Commission File Number)     (I.R.S. Employer
   jurisdiction of                                   Identification No.)
   incorporation)

In this report references to "Logio," "we," "us," and "our" refer to Logio, Inc.

                          FORWARD LOOKING STATEMENTS

     This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose any statements contained in this report that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "estimate," or "continue" or comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially depending on a variety of factors, many of which are not within Logio's control. These factors include but are not limited to economic conditions generally and in the industries in which Logio may participate; competition within Logio's chosen industry, including competition from much larger competitors; technological advances and failure by Logio to successfully develop business relationships.

ITEM 1:     CHANGES IN CONTROL OF LOGIO

     Pursuant to the Agreement described below, Logio will become a wholly-owned subsidiary of Pacific WebWorks, Inc., a Nevada corporation, upon completion of a stock-for-stock exchange. Pacific WebWorks intends to issue
2.8 million of its authorized but unissued common stock to acquire 100% of our issued and outstanding shares. The agreement does not require a change in our Board of Directors and any future changes will require stockholder approval from a majority of Pacific WebWorks stockholder.

ITEM 2:     ACQUISITION AND DISPOSITION OF ASSETS

     On October 31, 2000, our board of directors approved signing of an Agreement and Plan of Reorganization to participate in a stock for stock
exchange with Pacific WebWorks.   Pursuant to the agreement, Pacific
WebWorks's will issue 2,800,000 shares, par value $0.001, in exchange for 18,425,830 outstanding common shares of Logio.

About Pacific WebWorks

     Pacific WebWorks develops business software technologies for Internet merchants. Its premier product, Visual WebTools , allows small to medium sized business owners to expand their business onto the Internet. Pacific WebWorks' product lets a business create, manage, maintain and edit its own
web site.   Pacific WebWorks' wholly-owned subsidiary, IntelliPay, Inc., provides online, secure, and real-time payment processing.

Summary of  Terms

(1) Pacific WebWorks intends to acquire 100% of the 18,425,830 shares of Logio common stock which is issued and outstanding stock as of October 31, 2000.

(2) Pacific WebWorks will exchange 2.8 million shares of its common stock for the Logio common stock, or an exchange ratio of approximately 6.6 Logio shares for one Pacific WebWorks share.

(3)     The acquisition is contingent upon stockholder approval by a majority

                                    Page 2

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        of Logio's stockholders and we expect to obtain stockholder approval at a special meeting of our stockholders to be held December 22, 2000.

(4) The acquisition is contingent upon registration of the 2.8 million Pacific WebWorks shares. Pacific WebWorks expects to file a registration statement on Form S-4 to register the shares to be exchanged under the Securities Act of 1933. The SEC must review that registration statement and declare it effective before the exchange can occur.

(5) Pacific WebWorks plans to structure the acquisition as a tax-free, stock-for-stock transaction which complies with the provisions of
        Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

(6) Termination of the agreement may occur if either party fails to comply in any material respect with the covenants and agreements outlined in the agreement or if any representations or warranties in the acquisition agreement are materially inaccurate. The parties may terminate the agreement by mutual consent.

(7) Upon completion of the exchange, Logio's stockholders will hold approximately 15.8% of the 17,658,342 then issued and outstanding shares of Pacific WebWorks.

     In August 2000 our management met with members of Pacific WebWorks to discuss sales and marketing ideas for our technology. As a result of this meeting Pacific WebWorks' management realized that Logio's technology would lend itself to the additional products they had outlined in their business plan. Later that month Pacific WebWorks' management returned to Logio to evaluate our technology in more detail. During the next several weeks the companies held meetings which culminated in the letter of intent in September for the acquisition of Logio by Pacific WebWorks.

     Except as described in this report, neither we, nor to the best of our knowledge, any of our directors, executive officers or other affiliates had any contract, arrangement, understanding or relationship with any other person with respect to any Pacific WebWorks shares. Except as described in this report, there have been no contacts, negotiations or transactions within the last two years between us or any of our directors, executive officers or their affiliates, on the one hand, and Pacific WebWorks or its affiliates, on the other hand, regarding the merger, consolidation, acquisition of shares or election of directors.

     The consideration exchanged in the acquisition was negotiated at "arms length" and the source of consideration we intend to use to complete the acquisition is our 18,425,830 outstanding common shares. The 6.6 to 1 exchange rate was based upon an evaluation of our assets, technology, management, business operations and future potential of Logio coupled with the trading history of both companies' shares on the OTC Bulletin Board over the 30 days prior to the letter of intent. Our board of directors determined that the consideration for the exchange was reasonable based upon these factors.

     At September 30, 2000, we had $1,755,093 in total assets. The majority of our assets, 84.4%, are fixed assets, which have a net book value of $1,480,493. Our fixed assets consist mostly of computer equipment, which was acquired to run our Internet application. The computers are mostly SunTM Mircrosystems servers and workstations. Along with the Sun equipment, we had load balancing and firewall equipment, which improve upon and protect the accessibility to our application. Cash is the next


                                    Page 3
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most significant asset at $171,226, or 9.8%, of total assets.  The balance of our assets are primarily prepaid assets mostly for service contracts on our computer equipment, and are being amortized over our contract period.

ITEM 7:   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)     Financial Statements.

             None

     (b)     Pro Forma Financial Information.

          The pro forma consolidated financial statements of Pacific WebWorks for the period ended September 30, 2000 and December 31, 1999 are attached. The pro forma consolidated statements of operation assumes that the entities were together as of January 1, 1999. The pro forma consolidated balance sheet assumes elimination of intercompany payables and receivables, the issuance of 2,800,000 shares of common stock and the amortization of good will.

     (c)     Exhibits.

     Exhibit No.       Exhibit
     -----------       -------
     2.1               Agreement and Plan of Reorganization between Pacific
                       WebWorks and Logio, dated October 31, 2000 .


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
                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Logio, Inc.


       /s/ Ken Bell                                   11/10/00
By: ______________________________________     Date: ________________________
     Ken Bell, President, CEO and Director





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


PROFORMA - CONSOLIDATED BALANCE SHEETS

                                             Pacific
                               Logio, Inc    Webworks, Inc. Before            Adjustments
                               September 30, September 30,  Adjustments  --------------------------  Proforma
                               2000          2000           NewCo            DR         CR           NewCo
                               ------------- ------------- ------------- ------------ ------------- -------------
                                (Unaudited)   (Unaudited)
                    ASSETS
CURRENT ASSETS
  Cash and cash equivalents    $    171,226  $     72,044  $    243,270                             $    243,270
  Short term investments                  -             -             -                                        -
  Accounts receivable                28,815       232,483       261,298                                  261,298
  Employee receivables                    -         3,924         3,924                                    3,924
  Note receivable                         -             -             -                                        -
  Prepaid assets                     68,748       362,350       431,098                                  431,098
                               ------------- ------------- ------------- ------------ ------------- -------------

      Total current assets          268,789       670,801       939,590                                  939,590
                               ------------- ------------- ------------- ------------ ------------- -------------

PROPERTY & EQUIPMENT, net         1,480,493       443,826     1,924,319                                1,924,319

OTHER ASSETS                          5,811     4,631,723     4,637,534    1,999,442      299,916      6,337,060
                               ------------- ------------- ------------- ------------ ------------- -------------

                               $  1,755,093  $  5,746,350  $  7,501,443                             $  9,200,969
                               ============= ============= ============= ============ ============= ============
CURRENT LIABILITIES
  Current portion of long-term
   capital lease obligations   $    312,880  $          -  $    312,880                                  312,880
  Accounts payable                   99,866       473,599       573,465                                  573,465
  Accrued expenses                   57,091       271,485       328,576                                  328,576
  Deferred Revenues                       -     2,967,088     2,967,088                                2,967,088
  Notes Payable-Related Parties           -       216,580       216,580                                  216,580
  Notes Payable - Vendors            96,116             -        96,116                                   96,116
                               ------------- ------------- ------------- ------------ ------------- ------------

     Total current liabilities      565,953     3,928,752     4,494,705                                4,494,705

CAPITAL LEASE OBLIGATIONS,
  less current maturities            38,582             -        38,582                                   38,582

STOCKHOLDERS' EQUITY
(Notes 3, 5 and 6)
  Preferred stock                         -             -             -                                        -
  Common stock                       17,271        14,858        32,129       17,271        (2,800)       17,658
  Additional paid-in capital     18,371,258     9,763,603    28,134,860   18,371,258    (3,147,200)   12,910,803
  Accumulated deficit           (17,237,971)   (7,960,863)  (25,198,834)     299,916   (17,237,971)   (8,260,779)
                               ------------- ------------- ------------- ------------ ------------- ------------

     Total stockholders' equity   1,150,558     1,817,598     2,968,156                                4,667,682
                               ------------- ------------- ------------- ------------ ------------- ------------

                               $  1,755,092  $  5,746,350  $  7,501,442                             $  9,200,969
                               ============= ============= ============= ============ ============= ============



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


PROFORMA - CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
                                             Pacific
                               Logio, Inc.   Webworks, Inc.
                               Nine Months   Nine Months
                               Ended         Ended          Before            Adjustments
                               September 30, September 30,  Adjustments  --------------------------  Proforma
                               2000          2000           NewCo             DR         CR          NewCo
                              ------------- ------------- ------------- ------------ ------------- -------------
Revenues
  Advertising                  $      2,180  $          -         2,180                             $      2,180
  Product                                 -     3,273,508     3,273,508                                3,273,508
                               ------------- ------------- ------------- ------------ ------------- -------------
                                      2,180     3,273,508     3,275,688                                3,275,688

Cost of sales                       440,907       212,597       653,504                                  653,504
                               ------------- ------------- ------------- ------------ ------------- -------------

  Gross profit (loss)              (438,727)    3,060,911     2,622,184                                2,622,184
                               ------------- ------------- ------------- ------------ ------------- -------------

Research and development          1,672,316       645,372     2,317,688                                2,317,688

Selling expenses                    658,034     4,503,581     5,161,615                                5,161,615

General and administrative          976,183     2,255,464     3,231,647                                3,231,647

Depreciation and amortization       606,141       730,052     1,336,193      299,916                   1,636,109

Compensation expense for
 stock options                      631,242             -       631,242                                  631,242
                               ------------- ------------- ------------- ------------ ------------- -------------

   Total operating expenses       4,543,916     8,134,469    12,678,385      299,916                  12,978,301
                               ------------- ------------- ------------- ------------ ------------- -------------

   Loss from operations          (4,982,643)   (5,073,558)  (10,056,201)    (299,916)                (10,356,117)

Other income (expense)

   Interest income                   55,002             -        55,002                                   55,002
   Financing charges               (133,703)            -      (133,703)                                (133,703)
   Loss on disposal of equipment     (2,215)            -        (2,215)                                  (2,215)
   Interest expense                 (96,422)     (100,553)     (196,975)                                (196,975)
                               ------------- ------------- ------------- ------------ ------------- -------------
                                   (177,338)     (100,553)     (277,891)                                (277,891)
                               ------------- ------------- ------------- ------------ ------------- -------------
    Net loss before
    extraordinary item           (5,159,981)   (5,174,111)  (10,334,092)    (299,916)                (10,634,008)

    Extraordinary gain              204,238             -       204,238                                  204,238
                               ------------- ------------- ------------- ------------ ------------- -------------

      NET LOSS                   (4,955,743)   (5,174,111)  (10,129,854)    (299,916)                (10,429,770)

Deduction for dividends
  and accretion                     (64,360)            -       (64,360)                                 (64,360)
                               ------------- ------------- ------------- ------------ ------------- -------------
Net loss attributable to
 common stockholders           $ (5,020,103) $ (5,174,111) $(10,194,214) $  (299,916) $          -  $(10,494,130)
                               ============= ============= ============= ============ ============= =============
Net loss per common share -
 basic and diluted

   Before extraordinary item
   and deduction for dividends
   and accretion                      (0.38)        (0.41)

   Extraordinary gain                 0.020             -

   Deduction for dividends
   and accretion                      (0.01)            -
                               ------------- -------------                                          -------------
                               $      (0.37) $      (0.41)                                          $      (0.69)
                               ============= =============                                          =============
Weighted-average number of
 shares outstanding - basic
  and diluted                    13,509,126    12,504,532                                             15,304,532
                               ============= =============                                          =============

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

PROFORMA - CONSOLIDATED STATEMENTS OF OPERATIONS



                                             Pacific
                               Logio, Inc.   Webworks, Inc.
                               Year          Year
                               Ended         Ended          Before            Adjustments
                               December 31,  December 31,  Adjustments  --------------------------  Proforma
                               1999          1999           NewCo             DR         CR          NewCo
                              ------------- ------------- ------------- ------------ ------------- -------------
                                (Unaudited)   (Unaudited)
Revenues
  Advertising                 $          -  $          -  $          -
  Product                           23,355       305,628       328,983                                  328,983
                              ------------- ------------- ------------- ------------ ------------- -------------
                                    23,355       305,628       328,983                                  328,983

Cost of sales                       15,071        42,874        57,945                                   57,945
                              ------------- ------------- ------------- ------------ ------------- -------------

  Gross profit (loss)                8,284       262,754       271,038                                  271,038
                              ------------- ------------- ------------- ------------ ------------- -------------

Research and development         1,198,546       320,479     1,519,025                                1,519,025

Selling expenses                   953,708       406,917     1,360,625                                1,360,625

General and administrative       1,340,486       773,283     2,113,769                                2,113,769

Depreciation and amortization      179,169        44,029       223,198      399,888                     623,086

Compensation expense for stock
  options and warrants           1,452,610     1,242,584     2,695,194                                2,695,194
                              ------------- ------------- ------------- ------------ ------------- -------------

   Total operating expenses      5,124,519     2,787,292     7,911,811      399,888                   8,311,699
                              ------------- ------------- ------------- ------------ ------------- -------------

   Loss from operations         (5,116,235)   (2,524,538)   (7,640,773)    (399,888)                 (8,040,661)

Other income (expense)

  Interest income                  196,310         1,246       197,556                                  197,556
  Loss on Investment                             (25,000)      (25,000)                                 (25,000)
  Interest expense                  (9,955)      (19,243)      (29,198)                                 (29,198)
                              ------------- ------------- ------------- ------------ ------------- -------------
                                   186,355       (42,997)      143,358                                  143,358
                              ------------- ------------- ------------- ------------ ------------- -------------

    NET LOSS                    (4,929,880)   (2,567,535)   (7,497,415)    (399,888)                 (7,897,303)

Deduction for dividends and
 accretion                      (6,469,861)            -    (6,469,861)                              (6,469,861)
                              ------------- ------------- ------------- ------------ ------------- -------------
Net loss attributable to
 common stockholders           (11,399,741)   (2,567,535)  (13,967,276)    (399,888)                (14,367,164)
                              ============= ============= ============= ============ ============= =============

Net loss per common share -
 basic and diluted (Note 4)   $      (0.96) $      (0.27)                                          $      (1.16)
                              ============= =============                                          =============
Weighted-average number of
 shares outstanding - basic
 and diluted                    11,879,919     9,632,500                                             12,432,500
                              ============= =============                                          =============


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